UNITED STATESSECURITIES
AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) ofThe
Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 27, 2005

RESIDENTIAL ASSET SECURITIES CORPORATION,

on behalf of the RASC Series 2005-KS5 Trust(Exact
name of registrant as specified in its charter)

           Delaware                        333-122-688-02                    51-0362653
 (State or other jurisdiction         (Commission File Number)             (IRS Employer
      of incorporation)                                                 Identification No.)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                                     55437
    (Address of principal executive office)                           (Zip Code)

                                        (952) 857-7000
                     (Registrant's telephone number, including area code )

N/A

        (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8 – Other Events.

ITEM 8.01. Other Events.

On May 27, 2005, Residential Asset Securities Corporation caused the issuance and sale of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2005-KS5, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2005, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the U.S. Bank National Association, as trustee. The mortgage loans were sold to Residential Asset Securities Corporation pursuant to an Assignment and Assumption Agreement, dated as of May 27, 2005, between Residential Funding Corporation and Residential Asset Securities Corporation.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

(c)	Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

                  10.1    Pooling and  Servicing  Agreement,  dated as of  May 1, 2005,  among
                          Residential Asset Securities Corporation, as depositor,  Residential
                          Funding  Corporation,  as master  servicer  and U.S.  Bank  National
                          Association,  as trustee.

                  10.2    Assignment  and  Assumption  Agreement,  dated  as of May  27, 2005,
                          between   Residential  Funding  Corporation  and  Residential  Asset
                          Securities Corporation.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL ASSET SECURITIES CORPORATION By: /s/ Heather Anderson Name: Heather Anderson Title: Vice President

Dated: June 14, 2005

Exhibit Index

Exhibit No. Description

  10.1               Pooling  and  Servicing  Agreement,  dated  as  of  May 1, 2005,   among
                      Residential  Asset  Securities  Corporation,  as depositor,  Residential
                      Funding  Corporation,  as master  servicer  and the U.S.  Bank  National
                      Association, as trustee.

   10.2               Assignment and Assumption Agreement,  dated as of May 27, 2005,  between
                      Residential   Funding   Corporation  and  Residential  Asset  Securities
                      Corporation.